UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       ----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934
                       ----------------------------------

       Date of Report (Date of earliest event reported):  December 26, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-63602-1                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                              3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of January 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
Mortgage  Pass-through  Certificates Series 2002-2
-------------------------------------------------------------------------------

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date: December 31, 2002        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2002



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       200,000,000.00   144,048,366.08    16,563,987.35     786,264.00   17,350,251.35     0.00        0.00      127,484,378.73
IA2        13,049,000.00    12,354,738.20        71,527.43      67,436.28      138,963.71     0.00        0.00       12,283,210.77
IA3        12,410,000.00    13,104,261.80             0.00           0.00            0.00     0.00   71,527.43       13,175,789.23
IA4        28,500,000.00    28,500,000.00             0.00     155,562.50      155,562.50     0.00        0.00       28,500,000.00
IIA1       38,331,000.00    32,171,000.00       616,000.00     147,450.42      763,450.42     0.00        0.00       31,555,000.00
IIA3       50,000,000.00    31,476,555.57     3,957,702.59     170,498.01    4,128,200.60     0.00        0.00       27,518,852.98
IIA4      100,000,000.00    73,044,439.36     4,994,712.87     395,657.38    5,390,370.25     0.00        0.00       68,049,726.49
IIA5       12,300,000.00    12,300,000.00             0.00      66,625.00       66,625.00     0.00        0.00       12,300,000.00
AP          1,734,900.00     1,557,887.33        77,623.37           0.00       77,623.37     0.00        0.00        1,480,263.96
B1         10,044,000.00     9,962,043.49         8,510.38      54,253.84       62,764.22     0.00        0.00        9,953,533.11
B2          2,390,000.00     2,370,498.21         2,025.07      12,909.87       14,934.94     0.00        0.00        2,368,473.14
B3          3,587,000.00     3,557,730.97         3,039.30      19,375.60       22,414.90     0.00        0.00        3,554,691.67
B4          2,630,000.00     2,608,539.86         2,228.42      14,206.25       16,434.67     0.00        0.00        2,606,311.44
B5          1,673,000.00     1,659,348.73         1,417.55       9,036.91       10,454.46     0.00        0.00        1,657,931.18
B6          1,680,461.00     1,666,732.58         1,423.86       9,077.12       10,500.98     0.00        0.00        1,665,308.72
R                 100.00             0.00             0.00           0.00            0.00     0.00        0.00                0.00
P                   0.00             0.00             0.00      27,651.15       27,651.15     0.00        0.00                0.00
TOTALS    478,329,461.00   370,382,142.18    26,300,198.19   1,936,004.33   28,236,202.52     0.00   71,527.43      344,153,471.42

IIA2        5,897,076.00     4,949,383.70             0.00      26,809.16       26,809.16     0.00        0.00        4,854,614.47
AX          7,277,400.00     4,609,254.18             0.00      25,104.10       25,104.10     0.00        0.00        4,366,902.99
PAX         7,754,619.00     7,174,002.68             0.00      38,929.32       38,929.32     0.00        0.00        6,898,960.47
IAX        70,784,938.00    51,528,487.51             0.00      27,298.15       27,298.15     0.00        0.00       47,754,858.07

AP1         1,499,512.00     1,324,646.82        77,396.33           0.00       77,396.33     0.00        0.00        1,247,250.49
AP2           235,388.00       233,240.51           227.04           0.00          227.04     0.00        0.00          233,013.47

----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1       86358R VC8      720.24183040  82.81993675   3.93132000     86.75125675    637.42189365      IA1         6.550000 %
IA2       86358R VD6      946.79578512   5.48144915   5.16792704     10.64937620    941.31433596      IA2         6.550000 %
IA3       86358R VE4    1,055.94373892   0.00000000   0.00000000      0.00000000  1,061.70743191      IA3         6.550000 %
IA4       86358R VF1    1,000.00000000   0.00000000   5.45833333      5.45833333  1,000.00000000      IA4         6.550000 %
IIA1      86358R VH7      839.29456576  16.07054342   3.84676685     19.91731027    823.22402233      IIA1        5.500000 %
IIA3      86358R VK0      629.53111140  79.15405180   3.40996020     82.56401200    550.37705960      IIA3        6.500000 %
IIA4      86358R VL8      730.44439360  49.94712870   3.95657380     53.90370250    680.49726490      IIA4        6.500000 %
IIA5      86358R VM6    1,000.00000000   0.00000000   5.41666667      5.41666667  1,000.00000000      IIA5        6.500000 %
AP        86358R VP9      897.96952562  44.74227333   0.00000000     44.74227333    853.22725229      AP          0.000000 %
B1        86358R VR5      991.84025189   0.84730984   5.40161689      6.24892672    990.99294205      B1          6.535267 %
B2        86358R VS3      991.84025523   0.84730962   5.40161925      6.24892887    990.99294561      B2          6.535267 %
B3        86358R VT1      991.84024812   0.84730973   5.40161695      6.24892668    990.99293839      B3          6.535267 %
B4        86358R VV6      991.84025095   0.84730798   5.40161597      6.24892395    990.99294297      B4          6.535267 %
B5        86358R VW4      991.84024507   0.84731022   5.40161984      6.24893007    990.99293485      B5          6.535267 %
B6        86358R VX2      991.83056316   0.84730321   5.40156540      6.24886861    990.98325995      B6          6.535267 %
R         86358R VU8        0.00000000   0.00000000   0.00000000      0.00000000      0.00000000      R           6.550000 %
TOTALS                    774.32433579  54.98343785   4.04742858     59.03086643    719.49043385

IIA2      86358R VJ3      839.29454191   0.00000000   4.54617848      4.54617848    823.22399610      IIA2        6.500000 %
AX        86358R VG9      633.36551241   0.00000000   3.44959738      3.44959738    600.06362025      AX          6.535746 %
PAX       86358R VN4      925.12638983   0.00000000   5.02014606      5.02014606    889.65821145      PAX         6.511732 %
IAX       86358R VQ7      727.95836185   0.00000000   0.38564913      0.38564913    674.64716957      IAX         0.635722 %

AP1                       883.38527468  51.61434520   0.00000000     51.61434520    831.77092948      AP1         0.000000 %
AP2                       990.87680765   0.96453515   0.00000000      0.96453515    989.91227250      AP2         0.000000 %
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                    ---------------------------------------
                                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
                                       -6-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2002

Class AX1 Beginning Balance                                   3,295,241.84
Class AX1 Interest Amount                                     17,986.53
Class AX1 Ending Balance                                      3,107,389.29

Class AX2 Beginning Balance                                   1,314,012.34
Class AX2 Interest Amount                                     7,17.57
Class AX2 Ending Balance                                      1,259,513.70

Class PAX1 Beginning Balance                                  1,683,313.59
Class PAX1 Interest Amount                                    9,188.09
Class PAX1 Ending Balance                                     1,681,723.72

Class PAX2 Beginning Balance                                  5,490,689.09
Class PAX2 Interest Amount                                    29,741.23
Class PAX2 Ending Balance                                     5,217,236.75

Class IAX1 Beginning Balance                                  21,781,586.99
Class IAX1 Interest Amount                                    10,374.39
Class IAX1 Ending Balance                                     20,969,602.58

Class IAX2 Beginning Balance                                  29,746,900.52
Class IAX2 Interest Amount                                    16,923.76
Class IAX2 Ending Balance                                     26,785,255.49

Total Scheduled Principal Amounts                             316,874.89
Group 1 Scheduled Principal Amounts                           186,754.02
Group 2 Scheduled Principal Amounts                           130,120.87

Total Unscheduled Principal Amounts                           25,91,795.86
Group 1 Unscheduled Principal Amounts                         16,465,402.49
Group 2 Unscheduled Principal Amounts                         9,446,393.37

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00

Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Aggregate Ending Principal Balance                              344,153,471.42
Group 1 Aggregate Ending Principal Balance                      194,894,485.65
Group 2 Aggregate  Ending Principal Balance                     149,258,985.77

Aggregate Non-Po Ending Principal Balance                       342,673,208.10
Group 1 Non-Po Aggregate Ending Principal Balance               193,647,235.66
Group 2 Non-Po Aggregate  Ending Principal Balance              149,025,972.44

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00
Fraud Loss Limit                                        9,566,589.00
Bankruptcy Loss Loss Limit                                120,971.00
Special Hazard Loss Loss Limit                          5,986,890.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                             77,075.27
Master Servicing Fee (including Retained Interest)              0.00
Retained Interest Fees                                     49,384.23
PMI Fees                                                    7,083.93



                                       -7-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2002


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
                                       Principal
Category           Number               Balance               Percentage
1 Month                      9            2,249,121.29                  1.15 %
2 Month                      1              184,028.71                  0.09 %
3 Month                      3              914,445.41                  0.47 %
Total                       13            3,347,595.41                  1.71 %
 Group 2
                                       Principal
Category           Number               Balance               Percentage
1 Month                      8            3,300,995.25                  2.21 %
2 Month                      6            2,574,676.62                  1.72 %
3 Month                      2              717,719.31                  0.48 %
 Total                      16            6,593,391.18                  4.41 %
 Group Totals
                                       Principal
Category           Number               Balance               Percentage
1 Month                     17            5,550,116.54                  1.61 %
2 Month                      7            2,758,705.33                  0.80 %
3 Month                      5            1,632,164.72                  0.47 %
 Total                      29            9,940,986.59                  2.88 %



Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
                        Principal
 Number                 Balance               Percentage
           0                      0.00                 0.00 %
 Group 2
                        Principal
 Number                 Balance               Percentage
           1                306,958.33                 0.21 %
Group Totals
                        Principal
 Number                 Balance               Percentage
           1                306,958.33                 0.09 %



Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
                        Principal
 Number                 Balance               Percentage
           0                      0.00                 0.00 %
 Group 2
                        Principal
 Number                 Balance               Percentage
           1                419,771.18                 0.28 %
Group Totals
                        Principal
 Number                 Balance               Percentage
           1                419,771.18                 0.12 %


                                       -8-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2002


Aggregate Outstanding Interest Shortfalls

Class ia1 shortfall                                          0.00
Class ia2 shortfall                                          0.00
Class ia3 shortfall                                          0.00
Class ia4 shortfall                                          0.00

Class iia1 shortfall                                         0.00
Class iia2 shortfall                                         0.00
Class iia3 shortfall                                         0.00
Class iia4 shortfall                                         0.00
Class iia5 shortfall                                         0.00

Class b1 shortfall                                           0.00
Class b2 shortfall                                           0.00
Class b3 shortfall                                           0.00
Class b4 shortfall                                           0.00
Class b5 shortfall                                           0.00
Class b6 shortfall                                           0.00
Class r shortfall                                            0.00

Class ax shortfall                                           0.00
Class ax1 shortfall                                          0.00
Class ax2 shortfall                                          0.00

Class pax shortfall                                          0.00
Class pax1 shortfall                                         0.00
Class pax2 shortfall                                         0.00

Class iax shortfall                                          0.00
Class iax1 shortfall                                         0.00
Class iax2 shortfall                                         0.00


Total Relief Act Shortfall                                  0.00
Class ia1 Relief Act Shortfall                              0.00
Class ia2 Relief Act Shortfall                              0.00
Class ia3 Relief Act Shortfall                              0.00
Class ia4 Relief Act Shortfall                              0.00
Class iia1 Relief Act Shortfall                             0.00
Class iia2 Relief Act Shortfall                             0.00
Class iia3 Relief Act Shortfall                             0.00
Class iia4 Relief Act Shortfall                             0.00
Class iia5 Relief Act Shortfall                             0.00
Class iax Relief Act Shortfall                              0.00
Class iax1 Relief Act Shortfall                             0.00
Class iax2 Relief Act Shortfall                             0.00
Class pax Relief Act Shortfall                              0.00
Class pax1 Relief Act Shortfall                             0.00
Class pax2 Relief Act Shortfall                             0.00
Class ax Relief Act Shortfall                               0.00
Class ax1 Relief Act Shortfall                              0.00
Class ax2 Relief Act Shortfall                              0.00
Class b1 Relief Act Shortfall                               0.00
Class b2 Relief Act Shortfall                               0.00
Class b3 Relief Act Shortfall                               0.00
Class b4 Relief Act Shortfall                               0.00
Class b5 Relief Act Shortfall                               0.00
Class b6 Relief Act Shortfall                               0.00
Class r Relief Act Shortfall                                0.00
                                      -9-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2002


Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class ia1 shortfall                                             0.00
Class ia2 shortfall                                             0.00
Class ia3 shortfall                                             0.00
Class ia4 shortfall                                             0.00
Class iia1 shortfall                                            0.00
Class iia2 shortfall                                            0.00
Class iia3 shortfall                                            0.00
Class iia4 shortfall                                            0.00
Class iia5 shortfall                                            0.00
Class iax shortfall                                             0.00
Class iax1 shortfall                                            0.00
Class iax2 shortfall                                            0.00
Class pax shortfall                                             0.00
Class pax1 shortfall                                            0.00
Class pax2 shortfall                                            0.00
Class ax shortfall                                              0.00
Class ax1 shortfall                                             0.00
Class px2 shortfall                                             0.00
Class b1 shortfall                                              0.00
Class b2 shortfall                                              0.00
Class b3 shortfall                                              0.00
Class b4 shortfall                                              0.00
Class b5 shortfall                                              0.00
Class b6 shortfall                                              0.00
Class r shortfall                                               0.00

Prepayment Premiums Collected and Paid to Class P              27,651.15

